UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2009

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277

(Address of principal executive offices)

704-501-1100

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFS 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

See the press release attached hereto as Exhibit 99.1 reporting second quarter 2009 earnings of Carlisle Companies Incorporated (the “Company”) hereby furnished.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On July 20, 2009, the Company committed to plans to (i) consolidate its tire manufacturing operations located in Carlisle, Pennsylvania and Heflin, Alabama as well as portions of its Chinese tire manufacturing operations into a to be acquired facility located in Jackson, Tennessee, and (ii) close its Brookville, Pennsylvania trailer manufacturing facility and consolidate production into the existing trailer manufacturing facilities located in Mitchell, South Dakota and West Fargo, North Dakota.  The purchase of the Jackson, Tennessee facility is subject to confirmatory due diligence and is expected to close in September 2009.

The tire consolidation will begin in July 2009 and is expected to continue through December 31, 2010.  The trailer consolidation is also expected to begin in July 2009 and continue through December 31, 2009.  During these transition periods, the Company intends to dispose of the assets not being relocated as part of the consolidation plans.

In connection with the decision to consolidate the tire and trailer manufacturing operations described above, the Company has determined the following impairment charges: (i) a $2.8 million pre-tax impairment charge to the long-lived assets located at the Carlisle, Pennsylvania and China facilities, and (ii) a $3.8 million pre-tax impairment charge to the long-lived assets located at the Brookville, Pennsylvania facility.  These estimated non-cash impairment charges are included in the second quarter of 2009.

In addition to the long-lived asset non-cash impairment charges referred to above, the Company expects to incur the following pre-tax cash charges: (i) with respect to the tire manufacturing consolidation, $4.0 million during the balance of 2009 consisting of employee termination and other costs associated with the relocation of equipment and employees and $14.2 million during 2010 consisting of employee termination and other costs associated with the relocation of equipment and employees, and (ii) with respect to the trailer manufacturing consolidation, $0.9 million during the balance of 2009 consisting of employee termination costs and other costs associated with the relocation of equipment and employees.

Item 2.06	Material Impairments.

See the discussion above under “Item 2.05 Costs Associated with Exit or Disposal Activities.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 22, 2009	CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
Steven J. Ford, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release reporting second quarter 2009 earnings of Carlisle Companies Incorporated.